Exhibit 99

Form 3 Joint Filer Information


Name:				Aurora Capital
					Partners III, L.P.

Relationship to Issuer:	10% owner, as General
					Partner of Aurora
					Equity Partners III, L.P.


Address:			10877 Wilshire Blvd.
				Ste 2100
				Los Angeles, CA 90024

Designated Filer:		Aurora Equity Partners III,
					L.P.


Issuer & Ticker Symbol:		K&F Industries Holdings,
						Inc. (KFI)

Date of Event Requiring  	August 8, 2005
Statement:

Name:				Aurora Overseas Equity
					Partners III, L.P

Relationship to 		Direct holder of
Issuer:				112,252 shares of Common
					stock and 103.5 shares of
					Junior/Series A Redeemable
					Exchangeable Preferred stock
					and 10% owner as affiliate of
					Aurora Equity Partners III,
					L.P.

Address:			10877 Wilshire Blvd.
				Ste 2100
				Los Angeles, CA 90024

Designated Filer:		Aurora Equity Partners III,
					L.P.

Issuer & Ticker 		K&F Industries
Symbol:				Holdings, Inc. (KFI)

Date of Event Requiring 	August 8, 2005
Statement:

Name:				Aurora Overseas Capital
					Partners III, L.P.

Relationship to 		General Partner of
Issuer:				Aurora Overseas Equity
					Partners III, L.P. and
					10% owner as affiliate
					of Aurora Equity
					Partners III, L.P.

Address:			10877 Wilshire Blvd.
				Ste 2100
				Los Angeles, CA 90024

Designated Filer:		Aurora Equity Partners
					III, L.P.

Issuer & Ticker 		K&F Industries
Symbol:				Holdings, Inc. (KFI)

Date of Event Requiring		August 8, 2005
Statement:

Name:				Aurora Overseas
					Advisors III, LDC

Relationship to Issuer:		General Partner of
						Aurora Overseas
						Capital Partners III,
						L.P. and 10% owner as
						affiliate of Aurora
						Equity Partners III,
						L.P.

Address:			10877 Wilshire Blvd.
				Ste 2100
				Los Angeles, CA 90024

Designated Filer:		Aurora Equity Partners III,
					L.P.

Issuer & Ticker 		K&F Industries
Symbol:				Holdings, Inc. (KFI)

Date of Event Requiring		August 8, 2005
Statement:

Name:				K&F Equity Partners, L.P.

Relationship to Issuer: 	Direct holder of
					240,065 shares of
					Common stock and 221.4
					shares of Junior/Series A
					Redeemable Exchangeable
					Preferred stock and 10% owner
					as affiliate of Aurora
					Equity Partners III, L.P.

Address:			10877 Wilshire Blvd.
				Ste 2100
				Los Angeles, CA 90024

Designated Filer:		Aurora Equity Partners III,
					L.P.

Issuer & Ticker 		K&F Industries
Symbol:				Holdings, Inc. (KFI)

Date of Event Requiring		August 8, 2005
Statement:

Name:				Aurora Advisors III, LLC

Relationship to Issuer:		Controlling
						shareholder of Aurora
						Overseas Advisors III,
						LDC, General Partner
						of Aurora Capital
						Partners III, L.P.,
						General Partner of K&F
						Equity Partners, L.P.
						and 10% owner as
						affiliate of Aurora
						Equity Partners III,
						L.P.

Address:			10877 Wilshire Blvd.
				Ste 2100
				Los Angeles, CA 90024

Designated Filer:		Aurora Equity Partners III,
					L.P.

Issuer & Ticker 		K&F Industries
Symbol:				Holdings, Inc. (KFI)


Date of Event Requiring 	August 8, 2005
Statement:

Name:				Aurora Equity Partners II,
					L.P.

Relationship to Issuer:		Direct holder of
						2,949,541 shares of
						Common stock and
						2,716.7 shares of
						Junior/Series A
						Redeemable
						Exchangeable Preferred
						stock and 10% owner as
						affiliate of Aurora
						Equity Partners III,
						L.P.

Address:			10877 Wilshire Blvd.
				Ste 2100
				Los Angeles, CA 90024

Designated Filer:		Aurora Equity Partners III,
					L.P.

Issuer & Ticker 		K&F Industries
Symbol:				Holdings, Inc. (KFI)

Date of Event Requiring 	August 8, 2005
Statement:

Name:				Aurora Capital Partners
					II, L.P.

Relationship to Issuer: 	General Partner of
					Aurora Equity Partners
					II, L.P. and 10% owner
					as affiliate of Aurora
					Equity Partners III, L.P.

Address:			10877 Wilshire Blvd.
				Ste 2100
				Los Angeles, CA 90024

Designated Filer:		Aurora Equity Partners III,
					L.P.

Issuer & Ticker 		K&F Industries
Symbol:				Holdings, Inc. (KFI)

Date of Event Requiring 	August 8, 2005
Statement:

Name:				Aurora Overseas Equity
					Partners II, L.P.


Relationship to Issuer:		Direct holder of
						39,235 shares of
						Common stock and 36.1
						shares of
						Junior/Series A
						Redeemable Exchangeable
						Preferred stock and 10%
						owner as affiliate of
						Aurora Equity Partners
						III, L.P.

Address:			10877 Wilshire Blvd.
				Ste 2100
				Los Angeles, CA 90024

Designated Filer:		Aurora Equity Partners
					III, L.P.

Issuer & Ticker 		K&F Industries
Symbol:				Holdings, Inc. (KFI)

Date of Event Requiring 	August 8, 2005
Statement:

Name:			Aurora Overseas
				Capital Partners II,
				L.P.

Relationship to Issuer:	General Partner of
					Aurora Overseas Equity
					Partners II, L.P. and
					10% owner as affiliate
					of Aurora Equity
					Partners III, L.P.

Address:			10877 Wilshire Blvd.
				Ste 2100
				Los Angeles, CA 90024

Designated Filer:		Aurora Equity Partners
					III, L.P.

Issuer & Ticker 		K&F Industries
Symbol:				Holdings, Inc. (KFI)

Date of Event Requiring 	August 8, 2005
Statement:

Name:				Aurora Overseas
					Advisors II, LDC

Relationship to Isser:		General Partner of
						Aurora Overseas
						Capital Partners II,
						L.P. and 10% owner as
						affiliate of Aurora
						Equity Partners III,
						L.P.

Address:			10877 Wilshire Blvd.
				Ste 2100
				Los Angeles, CA 90024

Designated Filer:		Aurora Equity Partners
					III, L.P.

Issuer & Ticker 		K&F Industries
Symbol:				Holdings, Inc. (KFI)

Date of Event Requiring 	August 8, 2005
Statement:

Name:				Aurora Advisors II, LLC

Relationship to Issuer:		Controlling
						shareholder of Aurora
						Overseas Advisors II,
						LDC, General Partner
						of Aurora Capital
						Partners II, L.P. and
						10% owner as
						affiliate of Aurora
						Equity Partners III,
						L.P.

Address:			10877 Wilshire Blvd.
				Ste 2100
				Los Angeles, CA 90024


Designated Filer:		Aurora Equity Partners
					III, L.P.

Issuer & Ticker 		K&F Industries
Symbol:				Holdings, Inc. (KFI)

Date of Event Requiring 	August 8, 2005
Statement:

Name:				Richard Crowell

Relationship to Issuer: 	Controlling member of
					Aurora Advisors II,
					LLC and Aurora
					Advisors III, LLC and
					10% owner as control
					person of Aurora
					Equity Partners III, L.P.

Address:			c/o Aurora Capital
				Group
				10877 Wilshire Blvd.
				Ste 2100
				Los Angeles, CA 90024

Designated Filer:		Aurora Equity Partners
					III, L.P.

Issuer & Ticker 		K&F Industries
Symbol:				Holdings, Inc. (KFI)

Date of Event Requiring 	August 8, 2005
Statement:

Name:					Gerald Parsky
Relationship to Isser: 		Controlling member of
						Aurora Advisors II, LLC,
						Aurora Advisors III, LLC
						and 10% owner as control
						person of Aurora Equity
						Partners III, L.P.

Address:			c/o Aurora Capital
				Group
				10877 Wilshire Blvd.
				Ste 2100
				Los Angeles, CA 90024

Designated Filer:		Aurora Equity Partners
					III, L.P.

Issuer & Ticker 		K&F Industries
Symbol:				Holdings, Inc. (KFI)

Date of Event Requiring 	August 8, 2005
Statement:

Name:				John Mapes

Relationship to 		Controlling member
					Aurora Advisors III,
					LLC and 10% owner as
					control person of
					Aurora Equity Partners
					III, L.P.

Address:			c/o Aurora Capital
				Group
				10877 Wilshire Blvd.
				Ste 2100
				Los Angeles, CA 90024

Designated Filer:		Aurora Equity Partners
					III, L.P.

Issuer & Ticker 		K&F Industries
Symbol:				Holdings, Inc. (KFI)

Date of Event Requiring 	August 8, 2005
Statement:


				Signature:
				/s/ Ronald H. Kisner
				as Attorney-in-Fact
				Date: August 8, 2005

Each of the above reporting persons directly (whether through ownership or position) or indirectly through one or more intermediaries, may be deemed for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, to be the indirect beneficial owner of the shares owned by Aurora Equity Partners III, L.P. and, therefore, a "ten percent holder" hereunder. Each of the reporting persons disclaims beneficial ownership of the securities reported herein, except to the extent of its pecuniary interest therein, and this report shall not be deemed an admission that any of the reporting persons is the beneficial owner of such securities for purposes of Section 16 or for any other purposes.



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